VGOF-P34 09/24

LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED SEPTEMBER 16, 2024,

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

OF EACH FUND LISTED IN SCHEDULE A

The following information supplements and supersedes any information to the contrary contained in each fund’s Summary Prospectus and Prospectus:

Effective September 23, 2024, the time at which the fund normally calculates its net asset value is changed from 8:00 a.m., 12:00 p.m. and 3:00 p.m. (Eastern time) to 3:00 p.m. (Eastern time) on each fund business day.

SCHEDULE A

Fund	Date of Summary Prospectus and Prospectus
LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Institutional Liquid Reserves	December 29, 2023
Western Asset Premier Institutional Liquid Reserves	December 29, 2023

Please retain this supplement for future reference.